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                                                                  Exhibit 23(a)

                         CONSENT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Amway Asia Pacific Ltd.

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Amway Asia Pacific Ltd. of our report dated October 4, 1996 which was included in the Annual Report on Form 20-F of Amway Asia Pacific Ltd. for the fiscal year ended August 31, 1996.

Detroit, Michigan
January 16, 1997                                    /s/ KPMG Peat Marwick LLP